Prospectus Supplement

John Hancock Funds II (the Trust)

Blue Chip Growth Fund (the fund)

Supplement dated June 29, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

At its meeting held on June 27-29, 2023, the Trust’s Board of Trustees approved a management fee reduction effective April 1, 2023 (the Effective Date). As a result, as of the Effective Date, the fund’s management fee schedule is amended as follows:

Average daily net assets ($)	Annual Rate (%)
First 500 million*	0.780
Next 500 million**	0.775
Next 2 billion***	0.740
Excess over 3 billion†	0.725

* When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee is 0.775% on the first $500 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee is 0.750% on the first $1 billion of Aggregate Net Assets.

*** When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee is 0.740% on the first $1 billion of Aggregate Net Assets.

†The fee schedule above became effective on April 1, 2023.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Prospectus Supplement

John Hancock Funds II (the Trust)

Capital Appreciation Value Fund (the fund)

Supplement dated June 29, 2023, to the current Class NAV Prospectus, as may be supplemented (the Prospectus)

At its meeting held on June 27-29, 2023, the Trust’s Board of Trustees approved changes to the fund’s principal investment strategies effective as of July 1, 2023 (the Effective Date).

In connection with the change described above, as of the Effective Date, the following sentence in the fourth paragraph of the “Principal investment strategies” in both the “Fund summary” and “Fund details” sections of the Prospectus will be amended and restated as follows:

The fund’s investments in below-investment grade debt securities and loans are limited to 30% of total assets.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.